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                                                                    Exhibit 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of First Place Financial Corp. of our report dated July 14, 2000 which is incorporated in the Annual Report on Form 10-K of First Place Financial Corp. for the year ended June 30, 2000 which was filed on August 16, 2000.



                                     /s/ Crowe, Chizek and Company LLP
                                    -----------------------------------
                                    Crowe, Chizek and Company LLP

Cleveland, Ohio
March 2, 2001